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                                                              File No. 333-60905
                                                                     Rule 497(d)

                   Supplement Dated December 4, 1998 to the
                       Prospectus Dated October 15, 1998

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                         Nuveen Unit Trusts, Series 18
      Nuveen Communications Sector Portfolio, October 1998 (the "Trust")

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     On November 24, 1998, Sprint Corporation ("Sprint") recapitalized its shares of common stock into two separate classes. Primarily, the split separates Sprint's wireless services from the rest of its operations. Each holder of one share of the old Sprint stock received one share of Sprint FON stock and one-half share of Sprint PCS stock. Accordingly, the Trust's Schedule of Investments on page 27 of the Prospectus is hereby revised to reflect the exchange and that, as of November 24, 1998, the shares of Sprint FON and Sprint PCS held by the Trust represented 2.90% and 0.34%, respectively, of the aggregate offering price of the Trust. Please be advised that such percentages are subject to change.